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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K







                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 20, 2005
                                                         ----------------


                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


   Delaware                       333-127589                      74-2440850
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


      745 Seventh Avenue, 7th Floor
           New York, New York                                     10019
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(Address of principal executive offices)                         Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000
                                                        --------------

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 8.01.  Other Events.(1)

         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-5 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement which is dated October 27, 2005, and a Prospectus dated September 26, 2005 (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-127589) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pools of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.







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(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

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ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                    99.1     Computational Materials
                    99.2     Computational Materials
                    99.3     Computational Materials
                    99.4     Computational Materials





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STRUCTURED ASSET SECURITIES
                                            CORPORATION


                                            By: /s/ Michael C. Hitzmann
                                                ------------------------
                                            Name: Michael C. Hitzmann
                                            Title: Vice President

Date: October 20, 2005



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                                  EXHIBIT INDEX

Exhibit No.         Description                           Page No.
-----------         -----------                           --------

99.1                Computational Materials

99.2                Computational Materials

99.3                Computational Materials

99.4                Computational Materials